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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Registration Statement (Form S-8 No. 333-31820), pertaining to the HealthTronics, Inc. Stock Option Plan of our report dated March 1, 2000, with respect to the consolidated financial statements of HealthTronics, Inc. and Subsidiaries included in this Annual Report (Form 10-K) for the year ended December 31, 1999.



Atlanta, Georgia
March 27, 2000

                                                          /s/ Ernst & Young LLP